UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

BMC FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement,

if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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BMC FUND, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD FEBRUARY 25, 2012

NOTICE IS HEREBY GIVEN THAT the annual meeting of shareholders of BMC Fund, Inc. (the “Fund”) will be held on Saturday, February 25, 2012, at 10:30 a.m., at the executive offices of the Fund, 800 Golfview Park, Lenoir, North Carolina 28645 (telephone: 828-758-6100), for the following purposes:

1.          To elect 12 directors to hold office until the next annual meeting of shareholders and until their successors have been elected and qualified.

2.          To transact such other business as may properly come before the meeting.

Only shareholders of record as of the close of business on January 10, 2012 are entitled to notice of, and to vote at, the meeting.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED FORM OF PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AT THAT TIME AND VOTE IN PERSON.

January 27, 2012	By Order of the Board of Directors

Paul H. Broyhill
Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on February 25, 2012:

The Proxy Statement is available on our corporate website at http://www.bmcfund.com.

BMC FUND, INC.

800 Golfview Park
Lenoir, North Carolina 28645
(Tel.: 828-758-6100)

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD FEBRUARY 25, 2012

GENERAL

This proxy statement is furnished to you in connection with the solicitation by the Board of Directors of BMC Fund, Inc. (the “Fund”) of proxies for use at our annual meeting of shareholders and at any and all adjournments thereof (the “annual meeting” or the “meeting”) to be held at the executive offices of the Fund, 800 Golfview Park, Lenoir, North Carolina 28645, on Saturday, February 25, 2012, at 10:30 a.m., for the purpose of considering and acting upon the matters specified in the accompanying notice of the meeting and detailed below. The Fund is soliciting such proxies by mail on behalf of its Board of Directors and is bearing the expenses of the solicitation. The approximate date that we are first sending this proxy statement and the enclosed proxy form to shareholders is January 27, 2012.

The Board of Directors has fixed the close of business on January 10, 2012 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. On the record date, 4,933,281 shares of our common stock were issued and outstanding, each share being entitled to one vote. Information concerning beneficial ownership of our common stock by our principal shareholders and by Fund management is set forth below. See “Beneficial Ownership of Principal Shareholders and Management” and “Certain Beneficial Interests of Directors in the Fund,” below.

Shares represented by proxies will be voted by the proxy agents named therein unless such proxies are revoked. The proxy agents will vote the proxies that they hold in accordance with the choices specified by the person giving the proxy. If the enclosed proxy reflects no specification but is properly signed, the proxy agents will vote the shares represented thereby for the election of the slate of nominees listed on the proxy.

Any shareholder who submits the accompanying proxy has the right to revoke it by notifying the Secretary of the Fund in writing at any time prior to the voting of the proxy. A proxy is suspended if the person giving the proxy attends the meeting and elects to vote in person.

The holders of a majority of the shares entitled to vote, represented in person or by proxy, constitute a quorum for purposes of the matters to be considered at the annual meeting. Once a share is represented for any purpose at a meeting, it is considered present for quorum purposes for the remainder of the meeting and any adjournment thereof (unless a new record date is set for the adjourned meeting). Abstentions and shares which are withheld as to voting with respect to a proposal are counted in determining the existence of a quorum, but shares held by a broker, as nominee, and not voted on any matter will not be counted for such purpose.

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Brokers who are members of the New York Stock Exchange, Inc., or NYSE, and who hold shares of our common stock in street name for beneficial owners have authority to vote on certain items when they have not received instructions from beneficial owners. Under the rules of the NYSE, the proposal to elect directors of the Fund is a “non-discretionary” item, which means that brokers that have not received voting instructions from beneficial owners with respect to this matter may not vote on the proposal.

Assuming the existence of a quorum, the persons receiving a plurality of the votes cast by the shares entitled to vote will be elected as directors. Abstentions, shares which are withheld as to voting with respect to a proposal and shares held of record by a broker, as nominee, that are not voted with respect to a proposal will not be counted as a vote in favor of or against the proposal and, therefore, will have no effect on the election of directors.

The Board of Directors is not aware of any business to come before the meeting other than the matters described in the accompanying notice of the meeting. If any other matters of business are properly presented at the meeting, however, the proxy agents will vote upon such matters in accordance with their best judgment.

PROPOSAL 1 — ELECTION OF DIRECTORS

Our bylaws provide that the number of directors of the Fund shall be not less than three nor more than 15. The members of the Board of Directors who are considered not to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), have approved the selection and nomination of each candidate who, if elected, would be a director under the 1940 Act. Unless contrary action is specified by a shareholder on the enclosed proxy, the proxy agents named in the proxy intend to vote the proxies received by them for the election of the 12 nominees listed below, who, if elected, will hold office until the next annual meeting of shareholders and until their respective successors have been elected and qualified.

If any of the nominees will be unable or unwilling to serve, the proxies will be voted for a replacement nominee designated by the present Board of Directors or the number of directors to be elected will be reduced.

The corporation laws of North Carolina, under which the Fund is incorporated, provide that shareholders of a company, such as the Fund, incorporated before July 7, 1957, under a charter not granting the right of cumulative voting and which has at the time of the election of directors one shareholder who owns or controls more than 25% of the company’s voting stock, shall have the right to cumulate their votes for directors. Because no shareholder currently owns or controls more than 25% of the Fund’s voting shares, cumulative voting will not be available to shareholders of the Fund at the meeting.

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Information About Directors

The following table provides certain information about the nominees for election as directors of the Fund:

Directors Who Are Interested Persons
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director During Past 5 Years
James T. Broyhill (84)(1) 1930 Virginia Road Winston-Salem, NC 27104	Director Vice Chairman	Since 1976 Since 2005

Retired; Director of Shepherd Street Equity Fund (1998-2008); President of Old Clemmons School Properties, Inc. (1998-present); former Secretary of the North Carolina Department of Commerce (1989-1991); former Chairman of the North Carolina Economic Development Board (1987-1989); former member, U.S. Senate (1986); former member, U.S. House of Representatives (1963-1986)

Shepherd Street Equity Fund (1998-2008)
M. Hunt Broyhill (47)(3) 1870 9th Street Court, NW Hickory, NC 28601	Director President Vice President	Since 2008 Since 2007 2001-2007

President of the Fund since February 2007; former Vice President of the Fund (2001-2007); Chief Executive of Broyhill Affinity Fund, LLC (2008-present), Broyhill Asset Management, LLC and Broyhill Wakin General Partners, LLC (1997-present); Director and President of Broyhill Investments, Inc. (1988-present); Director (1983-present) and President of Broyhill Family Foundation, Inc. (1988-present); General Partner of CapitalSouth Partners Fund I, LP and Capital South Partners Fund II, LP (2000-present); General Partner of CapitalSouth Partners Fund III, LP (2007-present); Senior Managing Partner and Director of Flagship Capital Partners, LLC (2007-present); Manager and Vice President of P. B. Realty, LLC (formerly P. B. Realty, Inc.) (1995-present)

None

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Directors Who Are Interested Persons
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director During Past 5 Years
Paul H. Broyhill (87)(1) 135 Claron Place, S.E. Lenoir, NC 28645	Director Chief Executive Officer Chairman	Since 1976 Since 2001 Since 1976

Director, Chairman and Chief Executive Officer of the Fund; former President of the Fund (2001-2007); Director (1972-present) and Chairman of Broyhill Investments, Inc. (1988-present); Director (1946-present) and Chairman of Broyhill Family Foundation, Inc. (1989-present); former President of Broyhill Family Foundation, Inc. (1980-1988); Manager and President of P. B. Realty, LLC (formerly P. B. Realty, Inc.) (1983-present)

None
W. Charles Campbell (45)(4) 2012 Cloister Drive Charlotte, NC 28211	Director	Since August 2011	President and Chief Executive Officer of Flagship Capital Partners, LLC, a private investment real estate firm (2005 – present); Co-manager of Brackett Flagship Properties, LLC, a commercial real estate firm	None

Allene B. Stevens (89)(1) 153 Hillhaven Place SE Lenoir, NC 28645	Director	Since 1983	Private Investor	None

Other Directors
Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Other Directorships Held by Director During Past 5 Years
Kevin P. Boudreau (48) 117 Shannon Court Rocky Mount, NC 27804	Director	Since August 2011	Vice President of Tax and Risk Management, Boddie-Noell Enterprises, Inc., a diversified company with interests in restaurant and land-development projects (2005 - present)	None
R. Donald Farmer (64) 273 Leeward Point Loop Taylorsville, NC 28681	Director	Since 2008	President of Don Farmer, CPA, PA, an independent public accounting firm and producer of federal income tax seminars and seminar materials (1984-present)	None

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Other Directors
Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Other Directorships Held by Director During Past 5 Years
Robert G. Fox, Jr. (62) 6525 Robin Hollow Drive Mint Hill, NC 28227	Director	Since 2008	Retired; former President and Chief Banking Officer of NewDominion Bank (2005-April 2010); Executive Vice President of First Charter Bank/First Charter Corporation (1993-2005)	None

Jan E. Gordon (60) 3075 Rolling Woods Drive Palm Harbor, FL 34683	Director	Since 2001	Retired; former election assistant, Pinellas County, FL Supervisor of Elections (1992-2005)	None
Brent B. Kincaid (80) 2703 Lakeview Drive Lenoir, NC 28645	Director	Since 2005	Retired since 1988; former President and CEO of Broyhill Furniture Industries, Inc.	None
John S. Little (80) 4601 Gulf Shore Blvd. N. #18 Naples, FL 34103	Director	Since 2001	Retired; former Managing Director and Chief Executive, Associated Octel, London (1989-1995); former Senior Vice President of Corporate Technology, Great Lakes Chemical Corporation (1981-1989)	None
L. Glenn Orr, Jr. (71) 2735 Forest Drive Winston-Salem, NC 27104	Director	Since 1999	Managing Director, Orr Holdings, LLC, a private investment company (since 2009); Managing Director, The Orr Group, an investment banking firm (1995-2008)	Highwoods Properties, Inc. (1995-present); Medical Properties Trust (2005-present)

(1)	Messrs. James Broyhill and Paul Broyhill and Mrs. Stevens are interested persons within the meaning of the 1940 Act by virtue of their beneficial ownership of more than five percent of the Fund’s common stock. See “Beneficial Ownership of Principal Shareholders and Management” below. Mr. Paul Broyhill is also an interested person by virtue of his serving as Chairman and Chief Executive Officer of the Fund. Mr. James Broyhill is also an interested person by virtue of his serving as Vice Chairman of the Fund. Messrs. James Broyhill and Paul Broyhill and Mrs. Stevens are siblings.
(2)	Directors are elected to serve a one-year term at each annual meeting.

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(3)	Mr. Hunt Broyhill is the son of Paul H. Broyhill. Mr. Broyhill is an interested person by virtue of his serving as President of the Fund and his beneficial ownership of more than five percent of the Fund’s common stock.
(4)	The Fund has determined to treat Mr. Campbell as an interested person due to his indirect business relationships with companies controlled by members of the Broyhill family. Mr. Campbell is President and Chief Executive Officer of Flagship Capital Partners, LLC and Co-manager of Brackett Flagship Properties, LLC, both of which received payment for real estate and/or property management services from entities controlled by Messrs. Paul Broyhill and Hunt Broyhill and Mr. Boyd C. Wilson, Jr., Vice President and Chief Financial Officer of the Fund, during the past two years. None of Mr. Campbell, Flagship Capital Partners, LLC or Brackett Flagship Properties, LLC has transacted any business with the Fund or any company controlled by the Fund.

The Fund consists of a single fund managed internally by its Board of Directors (at October 31, 2011, the Board of Directors managed investment securities valued at approximately $109.3 million). Accordingly, information called for by the disclosure rules of the Securities and Exchange Commission (the “Commission”) relating to the number of portfolios in the fund complex overseen by the directors is not applicable.

Director Qualifications

The following describes the experience, qualifications, attributes or skills that led to the conclusion that each nominee should serve as a director of the Fund:

Directors Who Are Interested Persons

James T. Broyhill – Mr. Broyhill has substantial board and public service experience. He has expertise in investment company matters through his service as a founding director of the Fund and previous service as a director of another investment company. He has served as Vice Chairman of the Board of Directors of the Fund since 2005, and is a member of the Fund’s Investment Committee. Mr. Broyhill is a former member of the U. S. Senate and U. S. House of Representatives.

M. Hunt Broyhill – Mr. Broyhill has substantial executive experience in the investment company and investment management industries. He has served as President and a director of the Fund since 2008, and previously served as Vice President of the Fund. Mr. Broyhill is a member of the team that is responsible for day-to-day management of the Fund’s portfolio and chairs the Fund’s Investment Committee. He is Chief Executive of Broyhill Asset Management, LLC, a registered investment advisory firm, Broyhill Affinity Fund, LLC, and Broyhill Wakin General Partners, LLC. Mr. Broyhill also has significant experience in the areas of private equity/mezzanine capital and investment real estate. In addition, he currently serves as director and President of Broyhill Investments, Inc. and Broyhill Family Foundation, Inc., and is a manager and Vice President of P. B. Realty, LLC.

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Paul H. Broyhill – Mr. Broyhill has substantial investment company, senior executive and board experience. He is a founding director of the Fund, and has served as Chairman of the Board of Directors since 1976 and as Chief Executive Officer since 2001. He is a member of the Fund’s Investment Committee and the team that is responsible for day-to-day management of the Fund’s portfolio. Mr. Broyhill previously served as a director of Mackenzie Funds, Inc. Mr. Broyhill has extensive business experience, having previously served as President and Chairman of Broyhill Furniture Industries, Inc., and was a member of the Board of Directors of the American Furniture Manufacturers Association. Mr. Broyhill currently serves as director and Chairman of Broyhill Investments, Inc. and Broyhill Family Foundation, Inc., and is a manager and President of P. B. Realty, LLC.

W. Charles Campbell – Mr. Campbell has substantial investment and leadership experience as the Co-founder, President and Chief Executive Officer of Flagship Capital Partners, LLC and the Co-manager of Brackett Flagship Properties, LLC. He previously led the retail development and brokerage operations of First Colony Corporation and was a founding partner of the Providence Group of the Carolinas, a development, investment and brokerage firm. He serves on the Board of Advisors for the Charlotte Chamber of Commerce and is a member of the Charlotte Region Commercial Board of Realtors.

Allene B. Stevens – Mrs. Stevens has expertise in investment company matters through her service as a director of the Fund since 1983, and is a member of the Fund’s Investment Committee. Mrs. Stevens has extensive expertise as a private investor. She also has extensive service in various civic and community organizations.

Other Directors

Kevin P. Boudreau – Mr. Boudreau has substantial accounting and business experience as a certified public accountant for 25 years. He leads the areas of corporate tax, personal financial planning, family and shareholder services, family business governance and risk management for Boddie-Noell Enterprises, Inc., its multiple related entities and shareholders. He previously worked in the tax and audit departments of KMPG, LLP. He has spoken on family business topics and is a founding board member of the Carolinas Family Office Forum.

R. Donald Farmer – Mr. Farmer has substantial experience as a certified public accountant for thirty-eight years. He is well known throughout the public accounting industry as a leading producer and presenter of federal income tax seminars and seminar materials. Mr. Farmer has expertise in investment company matters through his service as a director of the Fund since 2008. He is a member of the Fund’s Audit Committee and has been determined by the Board to be an “audit committee financial expert.” Mr. Farmer is also a member of the Fund’s Valuation Committee and Nominating Committee.

Robert G. Fox, Jr. – Mr. Fox has substantial executive experience and expertise in the banking industry. He has nearly 40 years of banking experience, including service as a director, President and Chief Banking Officer of NewDominion Bank. Mr. Fox has expertise in investment company matters through his service as a director of the Fund since 2008. He chairs the Fund’s Valuation Committee and is a member of the Nominating Committee.

Jan E. Gordon – Ms. Gordon has expertise in investment company matters through her service as a director of the Fund since 2001. She has business leadership experience resulting from previous ownership and management of a small business. Ms. Gordon has extensive service in various civic organizations.

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Brent B. Kincaid – Mr. Kincaid has substantial executive experience in the business sector. He is the former President and Chief Executive Officer of Broyhill Furniture Industries, Inc. Mr. Kincaid has expertise in investment company matters through his service as a director of the Fund since 2005. He chairs the Fund’s Audit Committee and is a member of the Valuation Committee and Nominating Committee.

John S. Little – Dr. Little has substantial executive experience in the business sector. He is former Managing Director and Chief Executive of Associated Octel, London., and also previously served as Senior Vice President of Corporate Technology for Great Lakes Chemical Corporation. Dr. Little has expertise in investment company matters through his service as a director of the Fund since 2001. He chairs the Fund’s Nominating Committee and is a member of the Audit Committee and Valuation Committee.

L. Glenn Orr, Jr. – Mr. Orr has substantial expertise in finance, capital markets and strategic transactions. He served as Chairman of the Board of Directors, President and Chief Executive Officer of Southern National Corporation from 1990 until its merger with BB&T Corporation in 1995. He previously served as President and Chief Executive Officer of Forsyth Bank and Trust Co., President of Community Bank in Greenville, SC and President of the North Carolina Bankers Association. He also serves on the boards of two publicly traded REITs. Mr. Orr has served as a director of the Fund since 1999, and is a member of the Fund’s Valuation Committee and Nominating Committee.

The Board of Directors recommends a vote FOR the entire slate of nominees set forth above.

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EXECUTIVE OFFICERS

The following table provides certain information about the executive officers of the Fund who do not serve on the Board of Directors:

Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Boyd C. Wilson, Jr. (59) 646 Pleasant Hill Road Lenoir, NC 28645	Vice President and Chief Financial Officer	Since 2006

Vice President and Chief Financial Officer of the Fund since February 2006; Director (2007-present) and Executive Vice President of Broyhill Investments, Inc. (2005-present); Vice President of Broyhill Family Foundation, Inc. (2007-present); Treasurer of Broyhill Wakin General Partners, LLC (2008-present); Manager and Vice President of P. B. Realty, LLC (formerly P. B. Realty, Inc.) (2006-present); Vice President – Finance & Administration of Kincaid Furniture Company, Incorporated (1990-2005)

Carol Frye (54) 210 Beall Street Lenoir, NC 28645	Secretary and Treasurer	Since 2001	Secretary and Treasurer of the Fund since 2001; Secretary and Treasurer of Broyhill Investments, Inc. (2000-present); Director (2001-present), Secretary and Treasurer of Broyhill Family Foundation, Inc. (2003-present); Secretary of Broyhill Wakin General Partners, LLC (1997-present); Secretary and Treasurer of P. B. Realty, LLC (formerly P. B. Realty, Inc.) (2001-present)

CORPORATE GOVERNANCE

Board Composition

In accordance with the requirements of the 1940 Act and the Fund’s Corporate Governance Guidelines, at least 40% of the members of the Fund’s Board of Directors must not be interested persons of the Fund. The Board has determined that Kevin P. Boudreau, R. Donald Farmer, Robert G. Fox, Jr., Jan E. Gordon, Brent B. Kincaid, John S. Little and L. Glenn Orr, Jr. are not interested persons of the Fund.

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Committees

The Board of Directors has an Audit Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which operates under a written charter adopted by the Board in July 2000 and amended and restated by the Board in July 2003 and February 2007. A copy of the Audit Committee’s charter is available on the Fund’s website (http://www.bmcfund.com). The Audit Committee currently consists of Brent B. Kincaid (Chairman), R. Donald Farmer, Robert G. Fox, Jr. and John S. Little. Each such Audit Committee member is or was an “independent director,” as defined under NYSE rules, and not an interested person of the Fund. (The requirements of the NYSE are not applicable to the Fund.) The Audit Committee is directly responsible for the hiring, firing, overseeing the work of and determining the compensation for the Fund’s independent registered public accounting firm (subject to the requirement of the 1940 Act that a majority of the Fund’s directors who are not interested persons of the Fund ratify the selection of the independent registered public accounting firm). The independent registered public accounting firm reports directly to the Audit Committee.

The Board of Directors has an Investment Committee, the members of which are James T. Broyhill, M. Hunt Broyhill (Chairman), Paul H. Broyhill and Allene B. Stevens. Each member of the Investment Committee is an interested person of the Fund. The Investment Committee is responsible for reviewing the Fund’s investments at the request of management. Under the Fund’s investment objectives and policies, the Investment Committee has substantial oversight responsibility with respect to the Fund’s investments.

The Board of Directors has a Nominating Committee, the members of which are R. Donald Farmer, Robert G. Fox, Jr., Brent B. Kincaid, John S. Little (Chairman) and L. Glenn Orr, Jr. The Board has determined that each member of the Nominating Committee is an “independent director,” as defined under NYSE rules, and not an interested person of the Fund. The Nominating Committee is responsible for identifying and recommending to the Board qualified candidates for Board membership. The Nominating Committee was formed on September 28, 2004 and operates under a written charter adopted on December 8, 2004. A copy of the Nominating Committee’s charter is available on the Fund’s website (http://www.bmcfund.com).

The Board of Directors has a Valuation Committee, the members of which are R. Donald Farmer, Robert G. Fox, Jr. (Chairman), Brent B. Kincaid, John S. Little and L. Glenn Orr, Jr. No member of the Valuation Committee is an interested person of the Fund. The purpose of the Valuation Committee is to assist the Board of Directors in its duty to determine the valuation of the assets of the Fund in accordance with the Fund’s Asset Valuation Procedures.

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Board Leadership Structure and Risk Oversight

Paul H. Broyhill is the Chief Executive Officer and Chairman of the Board of the Fund, and the Board has determined that this leadership structure is appropriate for the Fund. We believe that the strength of our non-interested directors and our overall governance practices minimize any potential conflicts that otherwise could result from combining the positions of CEO and Chairman. The Board does not have a lead independent director. However, at least once per year, the directors who are not interested persons of the Fund (as well as the Fund’s Chief Financial Officer and Secretary/Treasurer) meet in executive session with the Fund’s Chief Compliance Officer (CCO), who oversees the implementation of Compliance Policies and Procedures that are reasonably designed to minimize the risk of violations of the federal securities laws. The Fund’s interested directors may not attend such sessions. One non-interested director presides at each such executive session. In addition to meeting at least once per year with the directors who are not interested persons of the Fund, the CCO provides presentations to the Board at its quarterly meetings. The Board has approved the Fund’s Compliance Policies and Procedures and reviews the CCO’s reports. Further, the Board reviews quarterly the adequacy and effectiveness of the Fund’s Compliance Policies and Procedures. The Board annually appoints or reappoints the CCO and approves his compensation.

Our Board has overall responsibility for risk oversight. The Board as a whole exercises its oversight responsibilities with respect to actual and potential risks, including investment, compliance, operational and valuation risks. The Board has delegated oversight of certain types of risks to its committees, primarily the Investment Committee, Audit Committee and Valuation Committee. In addition, the Fund’s independent registered public accounting firm meets annually with the Audit Committee with respect to various aspects of risk management, as well as events and circumstances that have arisen, if any, and responses thereto.

Meeting and Attendance

During the fiscal year ended October 31, 2011, our Board held four meetings, the Audit Committee held three meetings, the Investment Committee held five meetings, the Nominating Committee held two meetings and the Valuation Committee held four meetings. In addition, the members of the Board who are not interested persons of the Fund held one meeting. Each incumbent member of the Board of Directors attended at least 75% of the aggregate number of meetings of the Board and the committees on which he or she served during the fiscal year ended October 31, 2011, except for L. Glenn Orr, Jr.. Under our Corporate Governance Guidelines, all directors are expected to make every effort to attend meetings of the Board, the committees of which they are members and the annual meeting of shareholders. All members of the Board of Directors attended the 2011 annual meeting of shareholders, except for L. Glenn Orr, Jr. and except for Kevin P. Boudreau and W. Charles Campbell, who were not serving on the Board at the time of such meeting.

Procedures for Director Nominations

In accordance with our Corporate Governance Guidelines, members of the Board are expected to collectively possess a broad range of skills, industry and other knowledge and expertise, and business and other experience useful for the effective oversight of the Fund’s business. The Nominating Committee is responsible for identifying and recommending to the Board qualified candidates for membership. Candidates are evaluated based on criteria established from time to time by the Board and the criteria identified in the Corporate Governance Guidelines. These criteria include, but are not limited to:

•	Integrity, demonstrated sound business judgment and high moral and ethical character;
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•	Diversity of viewpoints, backgrounds, experiences and other demographics;
•	Business or other relevant professional experience;
•	Capacity and desire to represent the balanced, best interests of the Fund and its shareholders as a whole and not primarily a special interest group or constituency;
•	Ability and willingness to devote time to the affairs and success of the Fund and in fulfilling the responsibilities of a director; and
•	The extent to which the interplay of the candidate’s expertise, skills, knowledge and experience with that of other Board members will build a Board that is effective, collegial and responsive to the needs of the Fund.

The Nominating Committee is authorized to develop additional policies regarding Board size, composition and member qualification. Neither the Nominating Committee nor the Board has adopted a formal policy regarding diversity. However, the Board intends to keep a diversity of skills and attitudes in its board makeup, and it assesses those qualities in all incumbent directors and potential director nominees. The Nominating Committee evaluates suggestions concerning possible candidates for election to the Board submitted to the Fund, including those submitted by Board members and shareholders. All candidates, including those submitted by shareholders, will be similarly evaluated by the Nominating Committee using the Board membership criteria described above and in accordance with applicable procedures. Once candidates have been identified, the Nominating Committee will determine whether such candidates meet the qualifications for director nominees established in the Corporate Governance Guidelines or under applicable laws, rules or regulations. The Board, taking into consideration the recommendations of the Nominating Committee, is responsible for selecting the nominees for director and for appointing directors to fill vacancies.

The Nominating Committee has authority to retain and approve the compensation of search firms to be used to identify director candidates. No third party is currently retained by the Nominating Committee to identify such candidates.

As noted above, the Nominating Committee will consider qualified director nominees recommended by shareholders when such recommendations are submitted in accordance with applicable Commission requirements, the Fund’s bylaws and Corporate Governance Guidelines and any other applicable law, rule or regulation regarding director nominations. When submitting a nomination to the Fund for consideration, a shareholder must provide certain information that would be required under applicable Commission rules, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; and number of shares of Fund common stock owned, if any.

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Shareholder Communications with Directors

Any shareholder desiring to contact the Board, or any specific director(s), may send written communications to: Board of Directors (Attention: (Name(s) of director(s), as applicable)), c/o the Fund’s Secretary, Post Office Box 500, Lenoir, North Carolina 28645. Any proper communications so received will be processed by the Secretary. If it is unclear from the communication received whether it was intended or appropriate for the Board, the Secretary will (subject to any applicable regulatory requirements) use her judgment to determine whether such communication should be conveyed to the Board or, as appropriate, to the member(s) of the Board named in the communication.

AUDIT COMMITTEE REPORT

As noted above, the Audit Committee is directly responsible for hiring, firing, overseeing the work of and determining the compensation for the Fund’s independent registered public accounting firm (subject to the requirement of the 1940 Act that a majority of the Fund’s directors who are not interested persons of the Fund ratify the selection of the independent registered public accounting firm). The independent registered public accounting firm reports directly to the Audit Committee.

Management is responsible for preparing the Fund’s financial statements. The independent registered public accounting firm is responsible for performing an independent audit of the Fund’s audited financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee also has discussed with the independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU § 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Fund’s independent registered public accounting firm also provided to the Audit Committee the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent registered public accounting firm that firm’s independence.

Based on the above discussions and review with management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2011, for filing with the Commission.

Respectfully submitted by the Audit Committee:

Brent B. Kincaid (Chairman)
R. Donald Farmer
Robert G. Fox, Jr.
John S. Little

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ADMINISTRATION OF THE FUND

Administration of the Fund is primarily the responsibility of the Fund’s Chairman and Chief Executive Officer, Paul H. Broyhill, its President, M. Hunt Broyhill, its Vice President and Chief Financial Officer, Boyd C. Wilson, Jr., its Chief Investment Officer, Christopher R. Pavese, its Chief Compliance Officer, Jeffrey W. Clark, and its Secretary and Treasurer, Carol Frye. The Fund’s portfolio is managed primarily by Paul H. Broyhill, M. Hunt Broyhill, and Christopher R. Pavese, CFA, under the supervision of the Board of Directors. The Fund does not have an external investment adviser.

The Custodian of the Fund’s portfolio securities is Northern Trust Corporation, pursuant to a Custody Agreement dated as of July 9, 2010.

MANAGEMENT

Executive Officers

The executive officers of the Fund are Paul H. Broyhill, age 87 (Chairman and Chief Executive Officer), M. Hunt Broyhill, age 47 (President), Boyd C. Wilson, Jr., age 59 (Vice President and Chief Financial Officer) and Carol Frye, age 54 (Secretary and Treasurer). All of such officers have served in executive capacities with the Fund for more than five years, except Mr. Wilson, who joined the Fund in 2005 and was appointed Vice President and Chief Financial Officer in February 2006.

Compensation

For the fiscal year ended October 31, 2011, the Fund paid Paul H. Broyhill an annual salary of $25,470 for his services to the Fund as Chairman and Chief Executive Officer. M. Hunt Broyhill, Boyd C. Wilson, Jr. and Carol Frye were paid $86,417, $75,674 and $52,496, respectively, for their services to the Fund as executive officers. These salary amounts include a 401(k) plan employer safe harbor contribution in the amount of 3% of each employee’s salary.

Directors other than those who are officers of the Fund or who are related by blood or marriage to the Broyhill family (with the exception of Ms. Gordon) are paid $3,000 per year, plus $1,000 per meeting attended (or $500 for participating in a Board meeting by telephone), for service on the Board during a full year. Each such director is paid an additional $1,000 for each day of attending a committee meeting held other than on the date of a Board meeting (or $500 for participating in a committee meeting by telephone). In addition, all directors are reimbursed for their reasonable expenses incurred in attending meetings.

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The following table sets forth the aggregate compensation from the Fund for the fiscal year ended October 31, 2011, for each director and for each of the three highest paid officers who received compensation from the Fund in excess of $60,000:

Name of Person; Position	Aggregate Compensation From Fund

James T. Broyhill; Director, Vice Chairman	$0
M. Hunt Broyhill; Director, President	$86,417
Paul H. Broyhill; Director, Chief Executive Officer and Chairman	$25,470
W. Charles Campbell; Director	$0
Allene B. Stevens; Director	$0
Kevin P. Boudreau; Director	$0
R. Donald Farmer; Director	$10,000
Robert G. Fox, Jr.; Director	$11,000
Jan E. Gordon; Director	$5,500
Brent B. Kincaid; Director	$12,500
John S. Little; Director	$8,000
L. Glenn Orr, Jr.; Director	$5,000
Boyd C. Wilson, Jr.; Vice President and Chief Financial Officer	$75,674

CERTAIN TRANSACTIONS

The Fund leases its executive offices from Broyhill Investments, Inc., a corporation controlled by Paul H. Broyhill and members of his family. The terms of the lease provide that the Fund shall pay an annual rental of $24,780 to Broyhill Investments, Inc. during the term of the lease, which is on an annual basis.

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INDEPENDENT AUDITORS AND AUDIT FEES

Selection of Auditors

The Audit Committee of the Board of Directors of the Fund, at a meeting to be held prior to the annual meeting of shareholders, intends to select the firm of Dixon Hughes Goodman LLP (formerly Dixon Hughes PLLC) as the Fund’s independent registered public accounting firm for the fiscal year beginning November 1, 2011. Dixon Hughes Goodman LLP has served as the Fund’s independent registered public accounting firm since April 17, 2001.

Neither Dixon Hughes Goodman LLP nor any of its members has any direct or indirect financial interest in or any connection with the Fund in any capacity other than as a registered independent public accounting firm.

A representative of Dixon Hughes Goodman LLP is expected to attend the annual meeting of shareholders via teleconference. The representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Audit Fees

Fees paid by the Fund for the fiscal years ended October 31, 2010 and 2011 by Dixon Hughes Goodman LLP for services rendered are set forth in the following table:

Type of Service	Fiscal Year Ended October 31, 2010	Fiscal Year Ended October 31, 2011

Audit Fees	$41,370	$40,100
Audit-Related Fees	$1,853	$1,840
Tax Fees	$0	$0
All Other Fees	$900	$1,550

Audit-related fees include miscellaneous fees incurred in connection with the audit. The fees listed under “All Other Fees” above were incurred in connection with the preparation and printing of the Fund’s semiannual and annual reports to shareholders.

During the fiscal year ended October 31, 2011, Dixon Hughes Goodman LLP utilized only full-time, permanent employees in connection with the audit.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy that requires the Audit Committee to approve all audit and permissible non-audit services to be provided by an independent auditing firm. The Audit Committee has established a general pre-approval policy for certain non-audit services, up to a total of $15,000 during any fiscal year. All of the services described above were approved in accordance with the Audit Committee’s pre-approval policy. As a result, none of such services were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

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CERTAIN BENEFICIAL INTERESTS OF
DIRECTORS IN THE FUND

Beneficial Ownership by Directors in the Fund

Certain information about the dollar range of equity securities of the Fund beneficially owned by the directors and director nominees as of January 10, 2012, is set forth in the following table:

Name of Director	Dollar Range of Equity Securities in the Fund

Interested Persons
James T. Broyhill	Over $100,000
M. Hunt Broyhill	Over $100,000
Paul H. Broyhill	Over $100,000
W. Charles Campbell	$1-$10,000
Allene B. Stevens	Over $100,000
Other Directors
Kevin P. Boudreau	$1-$10,000
R. Donald Farmer	$10,001-$50,000
Robert G. Fox, Jr.	$10,001-$50,000
Jan E. Gordon	Over $100,000
Brent B. Kincaid	$10,001-$50,000
John S. Little	$10,001-$50,000
L. Glenn Orr, Jr.	$10,001-$50,000

BMC consists of a single fund managed internally by its Board of Directors and officers. Accordingly, information called for by the disclosure rules of the Commission relating to the value of securities in various funds within the Fund’s family of funds is not applicable.

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BENEFICIAL OWNERSHIP
OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

The following table reflects information concerning directors, executive officers and those persons known to the Fund to own beneficially 5% or more of the Fund’s common stock as of January 10, 2012:

	Amount and Nature of Beneficial Ownership of Common Stock
	Voting and Investment Power				Percent of Outstanding Common Stock
Name	Sole		Shared
James T. Broyhill	1,701		878,863	(1)	17.8%
M. Hunt Broyhill	12,124		1,066,438	(2)(3)	21.9%
Paul H. Broyhill	174,958		85,973	(3)(4)	5.3%
W. Charles Campbell	170		0		(5)
Allene B. Stevens	29,777		699,715	(6)	14.8%
Kevin P. Boudreau	170		0		(5)
R. Donald Farmer	2,240		0		(5)
Robert G. Fox, Jr.	1,000		0		(5)
Jan E. Gordon	176,335		61,060		4.8%
Brent B. Kincaid	884		0		(5)
John S. Little	600		0		(5)
L. Glenn Orr, Jr.	558		0		(5)
Boyd C. Wilson, Jr.	600		0		(5)
Carol Frye	1,100		463,047	(7)	9.4%
Anvil Venture Group, L.P.	849,087		0		17.2%
3540 Clemmons Road, Suite 111
Clemmons, NC 27012

Eastwind Investments, LLC	699,715	(6)	0		14.2%
153 Hillhaven Place SE
Lenoir, NC 28645

D. Eugene Hendricks	0		463,047	(7)	9.4%
3021 Cedar Crest Drive
Lenoir, NC 28645

J. Edgar Broyhill, II
525 North Hawthorne Road
Winston-Salem, NC 27104	18,138		849,087	(1)	17.6%

Directors and officers as a group	402,217		3,169,123		72.4%

(1)	Includes 849,087 shares owned by Anvil Venture Group, L.P., which is controlled by James T. Broyhill and J. Edgar Broyhill, II.
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(2)	Includes 980,465 shares owned by Hibriten Investments of N.C., LP. The General Partner of Hibriten Investments of N.C., LP is Hibriten Management of N.C., LLC. M. Hunt Broyhill is the Manager and owns 100% of the interests in Hibriten Management of N.C., LLC.
(3)	Includes 85,973 shares owned of record by Broyhill Family Foundation, Inc., a non-profit corporation. By resolution of the Foundation trustees, Paul H. Broyhill and M. Hunt Broyhill control the voting and disposition of shares of the Fund owned by the Foundation.
(4)	Does not include 980,465 shares owned by Hibriten Investments of N.C., LP, which is controlled indirectly by Mr. Broyhill’s son. See note (2), above.
(5)	Total shares represent less than 1.0% of the Fund’s outstanding common stock.
(6)	Represents shares owned by Eastwind Investments, LLC, which is controlled by James W. Stevens, Rebecca S. Elliott, Martha S. Sutton, John F. Stevens, Anne S. Hsu, Richard D. Stevens and Allene B. Stevens.
(7)	Represents shares held in trusts of which Ms. Frye and Mr. Hendricks are co-trustees.

The addresses of each of James T. Broyhill, M. Hunt Broyhill, Paul H. Broyhill, Allene B. Stevens, Boyd C. Wilson, Jr. and Carol Frye are set forth under the headings “Information About Directors” and “Executive Officers,” above.

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INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

On November 2, 2011, the Federal Deposit Insurance Corporation (the “FDIC”) issued an Order of Prohibition From Further Participation and an Order to Pay a Civil Money Penalty (the “Order”) against Robert G. Fox, Jr., a director of the Fund, regarding alleged charges of unsafe and unsound banking practices and breach of fiduciary duties under Sections 8(e) and 8(i) of the Federal Deposit Insurance Act (the “FDIA”). Mr. Fox consented to the issuance of the Order without admitting or denying any unsafe or unsound banking practices or breaches of fiduciary duty. Pursuant to the Order, Mr. Fox is prohibited, without prior written approval of the FDIC, from certain activities involving financial institutions and organizations enumerated under Section 8(e)(7)(A) of the FDIA, including participating in the conduct of the affairs of such institutions and exercising voting or proxy rights with respect to such institutions. The Order also assessed a civil penalty of $3,000 against Mr. Fox.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, certain officers and beneficial owners of more than 10% of our common stock to report their beneficial ownership of our common stock and any changes in that ownership to the Commission. Specific dates for such reporting have been established, and we are required to report in this proxy statement any failure to file by the established dates during the last fiscal year. Based solely on a review of the copies of such forms furnished to us for the fiscal year ended October 31, 2011, and information provided to us by our directors, officers and 10% shareholders, we believe that all forms required to be filed pursuant to Section 16(a) were filed on a timely basis.

SHAREHOLDER PROPOSALS

In order to be included in proxy material for the 2013 annual meeting of shareholders, shareholder proposals must be received at the offices of the Fund by September 29, 2012, and must be submitted in accordance with applicable procedures.

Shareholder proposals which are not intended to be included in the proxy materials for the 2013 annual meeting must be submitted to the Fund no later than December 13, 2012. Only business properly brought before an annual meeting may be subject to action at the meeting. The chairman of the meeting may refuse to consider any business that is not raised in accordance with these procedures. A proxy may confer discretionary authority to vote on any matter at an annual meeting if the Fund does not receive proper notice of the matter within the timeframe described above.

ANNUAL AND SEMI-ANNUAL REPORTS

The Fund will furnish, without charge, a copy of its annual report (and the most recent semi-annual report succeeding the annual report, if any) for the fiscal year ended October 31, 2011, to a shareholder upon request. Any such request should be directed to the Secretary of the Fund by writing to Carol Frye at the Fund, 800 Golfview Park, P. O. Box 500, Lenoir, North Carolina 28645. (A stamped, addressed postal card is enclosed for use in requesting such report.) This annual report was previously furnished to shareholders on or about December 28, 2011.

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HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Only one copy of our proxy statement or annual report has been sent to multiple shareholders in the same household, unless we have received contrary instructions from one or more of the applicable shareholders. We will promptly deliver a separate copy of either document to any shareholder upon request submitted in writing to Carol Frye at the Fund, 800 Golfview Park, P. O. Box 500, Lenoir, North Carolina 28645, or by telephone (828-758-6100). Any shareholder who wants to receive separate copies of the annual report and proxy statement in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact the Fund at the above address and telephone number.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors knows of no other business to come before the annual meeting for consideration by the Fund’s shareholders. If any other business properly comes before the meeting, the persons named as proxy agents in the accompanying proxy card will vote the shares represented by the proxy in accordance with their best judgment.

By Order of the Board of Directors
Carol Frye
Secretary

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

BMC FUND, INC.

The undersigned hereby appoints Paul H. Broyhill and Carol Frye, or either of them, as agents, each with the power to appoint his substitute, and hereby authorizes them to vote, as designated below, all of the shares of common stock of BMC Fund, Inc. (the “Fund”), held of record by the undersigned on January 10, 2012, at the annual meeting of shareholders to be held on February 25, 2012, or at any adjournment thereof.

1.	The election of 12 directors:
FOR all nominees listed below	WITHHOLD AUTHORITY
(except as marked below to the contrary) ☐	to vote for all nominees listed below ☐

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, STRIKE A LINE THROUGH THE NOMINEE’S NAME IN THE LIST BELOW.)

Kevin P. Boudreau, James T. Broyhill, M. Hunt Broyhill, Paul H. Broyhill, W. Charles Campbell, R. Donald Farmer, Robert G. Fox, Jr., Jan E. Gordon, Brent B. Kincaid, John S. Little, L. Glenn Orr, Jr., Allene B. Stevens

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS PROPERLY SIGNED BUT NO DIRECTION IS GIVEN, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR. IN THEIR DISCRETION, THE PROXY AGENTS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Dated _________________, 2012.
Signature*

Signature*

*          Please sign exactly as the name appears hereon. When shares are held in joint accounts, each joint owner should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should indicate their title.